Exhibit 10.1

SIXTH AMENDMENT TO LOAN AGREEMENT

This Sixth Amendment to Loan Agreement (this “Amendment”) is entered into as of April 27, 2005 by and among:

CITIZENS BANK OF MASSACHUSETTS (the “Lender”) a Massachusetts bank with offices at 28 State Street, Boston, Massachusetts 02109,

and

LOJACK CORPORATION (in such capacity, the “Lead Borrower”), a Massachusetts corporation with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090, as agent for the following (individually, a “Borrower” and collectively, the “Borrowers”):

LOJACK CORPORATION, a Massachusetts corporation with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090,

LOJACK INTERNATIONAL CORPORATION, a Delaware corporation with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090,

LOJACK GLOBAL LLC, a Delaware limited liability company with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090,

LOJACK OPERATING COMPANY, L.P., a Delaware limited partnership with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090,

VEHICLE RECOVERY SYSTEMS COMPANY, a corporation organized under the laws of the province of Nova Scotia, Canada with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090.

in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms shall have the same meaning as set forth in the Loan Agreement (as hereinafter defined).

WITNESSETH

WHEREAS, the Borrowers executed and delivered to the Lender a certain Loan Agreement dated June 21, 2002, as amended by a certain First Amendment to Loan Agreement dated July 30, 2002, as further amended by a certain Second Amendment to Loan Agreement dated November 1, 2002, as further amended by a certain Amendment No. 1 to Loan Agreement and Consent dated January 8, 2003, as further amended by a certain Third Amendment to Loan Agreement dated January 21, 2003, as further amended by a certain Fourth Amendment to Loan Agreement dated June 8, 2004, and as further amended by a certain Fifth Amendment to Loan Agreement dated October 21, 2004 (as amended, the “Loan Agreement”); and

WHEREAS, the Borrowers and the Lender have agreed to further amend the Loan Agreement in order to, among other things, (i) reduce the amount of the facility from $5,000,000 to $4,000,000, (ii) acknowledge that the loan facility is a demand facility and, accordingly, any outstanding loans or advances thereunder shall be repaid upon the Lender’s demand, and (iii) acknowledge that any further loans and advances made under the facility shall be at the sole discretion of the Lender in each instance; and

WHEREAS, the Borrowers have determined that this Amendment is in the Borrowers’ best interests.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	The Borrowers hereby certify to the Lender that, to the best of each Borrower’s knowledge and belief after due inquiry, the representations and warranties contained in the Loan Agreement are true as of the date hereof.

2.	The Loan Agreement is hereby amended by deleting the definition of “Revolving Credit Ceiling” appearing in Article 1 thereof in its entirety and inserting in lieu thereof the following:

“            “Revolving Credit Ceiling”:        $4,000,000.00.”

3.	The Loan Agreement is hereby amended by deleting Exhibit 2:2-7 thereto in its entirety and inserting in lieu thereof Exhibit 2:2-7 hereto.

4.	The Loan Agreement is hereby amended wherever necessary to reflect the changes described above.

5.	The Borrowers acknowledge and agree that the Borrowers have no offsets, defenses, claims or counterclaims against the Lender with respect to the Loan Agreement, this Amendment or any other document, instrument or agreement executed and delivered by the Borrowers to the Lender in connection therewith and, to the extent that the Borrowers have any such offsets, defenses, claims or counterclaims, each Borrower hereby affirmatively WAIVES any such offsets, defenses, claims or counterclaims and specifically RELEASES the Lender from any such liability on account thereof.

6.	This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Borrowers and the Lender, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Loan Agreement or any provision under any other agreement, document or instrument between the Borrowers and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

7.	Except as specifically modified herein, the Loan Agreement shall remain in full force and effect as originally written and the Borrowers hereby ratify and confirm all terms and conditions contained therein.

8.	This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.

Lead Borrower:

LOJACK CORPORATION

By	/s/ Keith Farris
Duly Authorized

Print Name: Keith Farris
Title: Chief Financial Officer

Borrowers:

LOJACK CORPORATION

By	/s/ Keith Farris
Duly Authorized

Print Name: Keith Farris
Title: Chief Financial Officer

LOJACK INTERNATIONAL CORPORATION

By	/s/ Keith Farris
Duly Authorized

Print Name: Keith Farris
Title: Chief Financial Officer

LOJACK GLOBAL LLC

By:	LOJACK CORPORATION, its sole Member

	By	/s/ Keith Farris
Duly Authorized

Print Name: Keith Farris
	Title:	Chief Financial Officer

LOJACK OPERATING COMPANY, L.P.

By:		LOJACK CORPORATION, its General Partner

	By	/s/ Keith Farris
Duly Authorized

Print Name: Keith Farris
Title: Chief Financial Officer

VEHICLE RECOVERY SYSTEMS COMPANY

By		/s/ Keith Farris
Duly Authorized

Print Name: Keith Farris
Title: Chief Financial Officer

Lender:

CITIZENS BANK OF MASSACHUSETTS

By		/s/ Lori B. Leeth
Duly Authorized

Print Name: Lori B. Leeth
Title: Senior Vice President

EXHIBIT 2:2-7

REVOLVING CREDIT NOTE	CITIZENS BANK OF MASSACHUSETTS

Boston, Massachusetts	April 27, 2005

FOR VALUE RECEIVED, the undersigned, LOJACK CORPORATION, a Massachusetts corporation with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090, (in such capacity, the “Lead Borrower”), as agent for the following (collectively, the “Borrowers”): LOJACK CORPORATION, a Massachusetts corporation, LOJACK INTERNATIONAL CORPORATION, a Delaware corporation, LOJACK GLOBAL LLC, a Delaware limited liability company, LOJACK OPERATING COMPANY, L.P., a Delaware limited partnership, and VEHICLE RECOVERY SYSTEMS COMPANY, a corporation organized under the laws of the province of Nova Scotia, Canada, jointly and severally unconditionally promise to pay to the order of CITIZENS BANK OF MASSACHUSETTS, a Massachusetts bank with its offices at 28 State Street, Boston, Massachusetts 02109 (with any subsequent holder, the “Lender”) ON DEMAND Four Million Dollars ($4,000,000.00) or the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrowers pursuant to the Revolving Credit established pursuant to the Loan Agreement dated June 21, 2002, as amended from time to time (as such may be further amended, the “Loan Agreement”) between the Lender, on the one hand, and the Lead Borrower and the Borrowers on the other, with interest at the rate and payable in the manner stated therein.

This is the “Revolving Credit Note” to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof.

The Lender’s books and records concerning loans and advances pursuant to the Revolving Credit, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness hereunder.

No delay or omission by the Lender in exercising or enforcing any of the Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

Each of the Borrowers, and each endorser and guarantor of this Revolving Credit Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence permitted by the Lender with respect to this Revolving Credit Note or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other person obligated on account of this Revolving Credit Note.

This Revolving Credit Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

The liabilities of each Borrower, and of any endorser or guarantor of this Revolving Credit Note, are joint and several, provided, however, the release by the Lender of any one or more such person, endorser or guarantor shall not release any other person obligated on account of this Revolving Credit Note. Each reference in this Revolving Credit Note to each Borrower, any endorser, and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Revolving Credit Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

This Revolving Credit Note is delivered at the offices of the Lender in Boston, shall be governed by the laws of The Commonwealth of Massachusetts, and shall take effect as a sealed instrument.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender in the establishment and maintenance of the Lender’s relationship with the Borrowers contemplated by this Revolving Credit Note, is relying thereon. EACH BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THAT BORROWER, OR OF ANY GUARANTOR OR ENDORSER OF THAT BORROWER OR OF ANY OTHER PERSON LIABLE TO THE LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN ANY BORROWER, ANY SUCH PERSON, AND THE LENDER.

EXECUTED under seal as of the date first written above.

Lead Borrower:

LOJACK CORPORATION

By		/s/ Keith Farris
Duly Authorized

Print Name: Keith Farris
Title: Chief Financial Officer

Borrowers:

LOJACK CORPORATION

By		/s/ Keith Farris
Duly Authorized

Print Name: Keith Farris
Title: Chief Financial Officer

LOJACK INTERNATIONAL CORPORATION

By		/s/ Keith Farris
Duly Authorized

Print Name: Keith Farris
Title: Chief Financial Officer

LOJACK GLOBAL LLC

By:		LOJACK CORPORATION, its sole Member

	By	/s/ Keith Farris
Duly Authorized

Print Name: Keith Farris
Title: Chief Financial Officer

LOJACK OPERATING COMPANY, L.P.

By:	LOJACK CORPORATION, its General Partner

	By	/s/ Keith Farris
Duly Authorized

Print Name: Keith Farris
Title: Chief Financial Officer

VEHICLE RECOVERY SYSTEMS COMPANY

By	/s/ Keith Farris
Duly Authorized

Print Name: Keith Farris
Title: Chief Financial Officer